SECURITIES AND EXCHANGE COMMISSION

                             Washington,  D.C.  20549

                                    FORM  8-K

                                CURRENT  REPORT

     Pursuant  to  Section  13  or  15(d)  of  the  Securities  and Exchange Act


                              December  30,  2004
                              -------------------
                               Date  of  Report
                     (Date  of  earliest  event  reported)


                               PARADISE  TAN,  INC.
                             ---------------------
           (Exact  name  of  registrant  as  specified  in  its  charter)



   TEXAS                          ________                      75-2524355
  ------                          -------                       ----------
(State  or  other           (Commission  File  Number)            (IRS  Employer
jurisdiction  of                                            Identification  No.)
incorporation)


                           6700  Denton  Highway,  Suite  H
                              Watauga,  Texas  76148
                              ----------------------
                   (Address  of  Principal  Executive  Offices)

                               (817)  581-2366
                               --------------
                       (Registrant's  Telephone  Number)

                                Not  Applicable
                                ---------------
        (Former  Name  or  Former  Address  if  changed  Since  Last  Report)


          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

     [  ]  Written  communications pursuant to Rule 425 under the Securities Act
         (17  CFR  230.425)

     [  ]  Soliciting  material  pursuant to Rule 14-a-12 under the Exchange Act
         (17  CFR  240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item  8.01   Other  Events.
             -------------------------------------------

          On December 29, 2004, Mr. David Rutkoske, a director of the Registrant, resigned from the Company's Board of Directors. Although the reasons were not disclosed, the parting was amicable and not the result of any disagreement with management on any matter required to be disclosed under Item
5.02. The Board did not appoint a replacement for Mr. Rutkoske, but reserves the right to do so.

Item  9.01   Financial  Statements  and  Exhibits.
             -------------------------------------

         (c)  Exhibits.

Description  of  Exhibit                                     Exhibit  Number
------------------------                                     ---------------


Rutkoske  Resignation  Press  Release  dated  December  30,  2004     99.1


                           SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   PARADISE  TAN,  INC.

Dated:  01/05/05                                   /s/  RONALD  SCHAEFER
        --------                                   ---------------------
                                                   Ronald  Schaefer
                                                   President  and  Director